                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:



[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       Mountain National Bancshares, Inc.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     Title of each class of securities to which transaction applies:

(2)     Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

[ ]     Fee paid previously with preliminary materials:

[ ]     Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount Previously Paid:

(2)     Form, Schedule or Registration Statement No.:

(3)     Filing Party:

(4)     Date Filed:

                       MOUNTAIN NATIONAL BANCSHARES, INC.

                                  April 4, 2003

Dear Shareholder:

         On behalf of the Board of Directors and Management of Mountain National Bancshares, Inc., I cordially invite you to the Annual Meeting of Shareholders to be held on Tuesday, May 6, 2003, at 5:00 p.m. local time at the Company's main office at 300 E. Main, Sevierville, Tennessee 37862 for the following purposes:

         1)       Elect  Directors. To elect as directors of the Company  twelve
                  -----------------
                  individuals to serve until the Company's 2004 Annual Shareholder Meeting.

          2)      Appointment of Outside Auditing Firm. To approve the
                  ------------------------------------
                  appointment of the Company's outside auditing firm.

          3)      Other Business.  To transact such other or further business as
                  --------------
                  may properly come before the Shareholders Meeting and any adjournment or postponement thereof.

         The accompanying Proxy Statement includes a formal notice of the Annual Meeting, information concerning the nominees to the Board of Directors and other information concerning the Annual Meeting.

         A form of proxy is enclosed, and you are urged to complete, sign and return it to Mountain National Bancshares, Inc. as soon as possible in the enclosed, postage prepaid envelope. If you attend the Annual Meeting in person, you may revoke your proxy at that time simply by requesting the right to vote in person. Additionally, you may revoke the proxy by filing a subsequent proxy with the Secretary of Mountain National Bancshares, Inc. prior to or at the time of the Annual Meeting.

         Your continued support of the Company is very important. I look forward to welcoming you at the meeting.

                                         Sincerely,


                                         Dwight B. Grizzell
                                         President and Chief Executive Officer

                       MOUNTAIN NATIONAL BANCSHARES, INC.
                               300 E. MAIN STREET
                          SEVIERVILLE, TENNESSEE 37862


                   -------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD TUESDAY, MAY 6, 2003
                   -------------------------------------------


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Mountain National Bancshares, Inc., a Tennessee corporation, will be held on Tuesday, May 6, 2003, at 5:00 p.m., local time, at the Company's main office located at 300 E. Main Street, Sevierville, Tennessee 37862 for the following purposes:

          1)      Elect  Directors.  To elect as directors of the Company twelve
                  -----------------
                  individuals to serve until the Company's 2004 Annual Shareholder Meeting.

          2)      Appointment   of  Outside   Auditing   Firm.  To  approve  the
                  --------------------------------------------
                  appointment of the Company's outside auditing firm.

          3)      Other Business.  To transact such other or further business as
                  ---------------
                  may properly come before the Shareholders Meeting and any adjournment or postponement thereof.

         The Board of Directors has fixed the close of business on March 24, 2003, as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. A list of such shareholders will be available for inspection by shareholders at the Annual Meeting.

         Detailed information relating to the above matters is set forth in the accompanying Proxy Statement dated April 4, 2003. Whether or not you expect to attend the Annual Meeting in person, please mark, sign, date and return the enclosed proxy card in the accompanying postage-prepaid envelope as promptly as possible. If you do attend the Annual Meeting in person, you may, of course, withdraw your proxy should you wish to vote in person. Additionally, you may revoke the proxy by filing a subsequent proxy with the Secretary of Mountain National Bancshares, Inc. prior to or at the time of the Annual Meeting.

                                          By Order of the Board of Directors,


                                          DWIGHT B. GRIZZELL
                                          President and Chief Executive Officer
Sevierville, Tennessee
April 4, 2003

                       MOUNTAIN NATIONAL BANCSHARES, INC.
                               300 E. MAIN STREET
                          SEVIERVILLE, TENNESSEE 37862
                                 (865) 428-7990


                     --------------------------------------

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 6, 2003

                     --------------------------------------


                               GENERAL INFORMATION

         This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Mountain National Bancshares, Inc., a Tennessee corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held at 5:00 p.m., local time, on Tuesday, May 6, 2003, at the Company's main office located at 300 E. Main Street, Sevierville, Tennessee 37862 and at any and all adjournments or postponements thereof.

         A proxy delivered pursuant to this solicitation is revocable at the option of the person giving the proxy at any time before it is exercised. A proxy may be revoked, prior to its exercise, by executing and delivering a later dated proxy card, by delivering written notice of the revocation of the proxy to the Company prior to the Annual Meeting, or by attending and voting at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy. Unless previously revoked, the shares represented by the enclosed proxy will be voted in accordance with the shareholder's directions if the proxy is duly executed and returned prior to the Annual Meeting. If the enclosed proxy is duly executed and returned prior to the Annual Meeting but no directions are specified, the shares will be voted "FOR" the election of the director nominees recommended by the Board of Directors, "FOR" ratification of the appointment of Hazlett, Lewis & Bieter, PLLC as the Company's independent auditors, and in accordance with the discretion of the named proxies on other matters properly brought before the Annual Meeting. Any written notice revoking a proxy should be sent to: Mountain National Bancshares, Inc., 300 E. Main Street, Sevierville, Tennessee, Attention: Bev Brosch, Corporate Secretary.

         The expense of preparing, printing and mailing this Proxy Statement and soliciting the proxies sought hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, who will not receive additional compensation therefor, in person, or by telephone, facsimile transmission or other electronic means. The Company also will request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of the Company's Common Stock, $1.00 par value (the "Common Stock"), as of the record date and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly signing and returning the enclosed proxy card will help to avoid additional expense.

         This Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about March 31, 2003. A copy of the Company's Annual Report on Form 10-KSB accompanies this Proxy Statement.

                  OUTSTANDING VOTING SECURITIES OF THE COMPANY
                          AND PRINCIPAL HOLDERS THEREOF

         The Company is authorized to issue up to 2,400,000 shares of Common Stock. At March 24, 2003, the Company had 1,200,000 shares of Common Stock issued and outstanding. Each share of Common Stock entitles the holder to one vote. Only shareholders of record at the close of business on March 24, 2003 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting.

         The following table sets forth certain information with respect to the beneficial ownership, as of the Record Date, of shares of Common Stock by (a) each of the Company's directors, (b) the Company's named executive officers and
(c) all directors and executive officers of the Company as a group, and the percentage of the outstanding shares of Common Stock represented thereby. The Company is not aware of any person who beneficially owns more than five percent of the Company's outstanding common stock. The Company believes that each of the persons listed has sole investment and voting power with respect to the shares included in the table.

---------------------------------------- -------------------------------------- --------------------------------------
                                             NUMBER OF SHARES BENEFICIALLY
       NAME OF BENEFICIAL OWNER                       OWNED(1)(2)                      PERCENT OF COMMON STOCK

---------------------------------------- -------------------------------------- --------------------------------------
James E. Bookstaff                                       43,974                                    3.66%
---------------------------------------- -------------------------------------- --------------------------------------
Dwight B. Grizzell
(CEO and Director)                                       33,031                                    2.71%
---------------------------------------- -------------------------------------- --------------------------------------
Gary A. Helton                                           20,396                                    1.70%
---------------------------------------- -------------------------------------- --------------------------------------
Bruce M. Johnson                                           8,131                                   0.68%
---------------------------------------- -------------------------------------- --------------------------------------
Charlie R. Johnson                                       14,446                                    1.20%
---------------------------------------- -------------------------------------- --------------------------------------
Sam L. Large                                             14,631                                    1.22%
---------------------------------------- -------------------------------------- --------------------------------------
Jeffrey J. Monson                                        24,465(3)                                 2.03%
---------------------------------------- -------------------------------------- --------------------------------------
Linda N. Ogle                                            18,183                                    1.51%
---------------------------------------- -------------------------------------- --------------------------------------
Michael C. Ownby                                          7,131(4)                                 0.59%
---------------------------------------- -------------------------------------- --------------------------------------
John M. Parker                                           50,130                                    4.17%
---------------------------------------- -------------------------------------- --------------------------------------
Ruth Reams                                               23,269                                    1.93%
---------------------------------------- -------------------------------------- --------------------------------------
Barbara S. Stevens                                        4,631                                    0.39%
---------------------------------------- -------------------------------------- --------------------------------------
All Directors and named
executive officers                                      262,418                                   20.98%
(12 persons)
---------------------------------------- -------------------------------------- --------------------------------------

(1) The information contained in this table with respect to Common Stock ownership reflects "beneficial ownership" as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(2) The aggregate number of shares includes shares of Common Stock that the individual has the right to acquire on or before May 30, 2003, (60 days from March 31, 2003), through the exercise of options or warrants. The number of shares underlying options or warrants that may be exercised as of May 30, 2003, is as follows: (i) Mr. Bookstaff - 2,815 shares; (ii) Mr. Grizzell - 20,000 shares; (iii) Mr. Helton - 2,815 shares; (iv) Mr. Bruce Johnson - 2,815 shares; (v) Mr. Charlie Johnson - 2,815 shares; (vi) Mr. Large - 2,815 shares; (vii) Mr. Monson - 2,815 shares; (viii) Ms. Ogle - 2,815 shares; (ix) Mr. Ownby
          - 2,815 shares; (x) Mr. Parker - 2,815 shares; (xi) Ms. Reams - 2,815 shares; (xii) Ms. Stevens - 2,815 shares; (xiii) all directors and named executive officers as a group (12 persons) - 50,965 shares.

(3) Includes 6,334 shares held by GCS Partnership, of which Mr. Monson holds a partnership interest.

(4) Includes 1,500 shares held by MSP Enterprises, LLC of which Mr. Ownby serves as Chief Manager.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who beneficially own more than 10% of any class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock. Such persons are required to furnish the Company with copies of all Section 16(a) reports that they file with the SEC. Based solely on its review of copies of such reports received by it and written representations that no other reports were required, the Company believes that all filing requirements were complied with except for one Form 4 for John R. Parker which was not timely filed due to an inadvertent mistake.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         Action will be taken at the Annual Meeting for the election of twelve directors, each of whom will serve for a one-year term and until their successors shall have been duly elected and qualified.

         The Company's bylaws provide that the Board shall consist of not less than five nor more than fifteen directors, with the exact number to be fixed by resolution of the Board of Directors or the shareholders from time to time. The Company's Board of Directors has fixed the number of directors at twelve, the same as in the prior year.

         If a proxy is executed in any manner unless it is marked to withhold authority to vote for the election of a particular director, the persons named in the enclosed proxy form will vote such proxy for the election of each of the nominees listed below, reserving, however, full discretion to cast votes for other persons if any nominee is unable or unwilling to serve. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve if elected.

NOMINEES FOR THE BOARD OF DIRECTORS

         The table and text below set forth certain information about the nominees, including such nominee's age, position with the Company, and principal employment for the past five years. Each of the twelve nominees have served as a director of the Company since its inception in 2002 and as a director of Mountain National Bank, the Company's banking subsidiary (the "Bank"), since 1998.

                  NAME                               AGE       POSITION WITH THE COMPANY
                  ---------                         -----      --------------------------------------

                  James E. Bookstaff............     60       Director

                  Dwight B. Grizzell............     52       President, Chief Executive Officer, Director

                  Gary A. Helton................     42       Director

                  Bruce M. Johnson..............     61       Director

                  Charlie R. Johnson............     61       Chairman of the Board

                  Sam L. Large..................     50       Director

                  Jeffrey J. Monson.............     48       Director

                  Linda N. Ogle.................     57       Director

                  Mike Ownby....................     52       Director

                  John M. Parker................     53       Director

                  Ruth Reams....................     62       Director

                  Barbara S. Stevens............     66       Director

         JAMES BOOKSTAFF is a partner in Bookstaff, LLC, a management and consulting company with emphasis in the tourist and service industries. He has been a partner and owner of several successful businesses and developments in Sevier County. He presently owns and operates the River Edge Motor Lodge and Book's U-Store-It in Gatlinburg. He has various real estate investments in the county. He has lived in Sevier County since 1971. He has been married to his wife Suzann for 35 years and has two business entrepreneur children, Blake 34 and Jessica 24 living in Knoxville. James has been an elder and deacon of Evergreen Church and presently attends the Fellowship at Country Pines. He is a graduate of the Culinary Institute of America and Michigan State University.

         DWIGHT GRIZZELL is the President and CEO of the Bank. Grizzell has 30 years of banking experience. Before becoming the Bank's CEO he served as Regional President of BankFirst for Sevier County from 1997 to 1998. Prior to that he was the President /CEO and Director of First National Bank of Gatlinburg. Grizzell began his career with Third National Bank in Nashville in 1972. Grizzell has held numerous managerial and administrative positions with Third National Bank, First Security National Bank in Lexington, Kentucky and First National Bank of Gatlinburg. He has served in numerous civic and professional capacities and presently serves on the Tennessee Bankers Association Board of Directors Independent Bankers Division; the TBA Government Relations Committee; Board of Directors of the Dr. Robert F. Thomas Foundation; member of the Leadership Sevier Class of 1998; member of Area-wide Development Corporation Loan Review Committee; and member of Great Smoky Mountain Church of Christ.

         GARY A.  HELTON has been the Owner and  General  Manager  of  Volunteer
Chevrolet in Sevierville, TN since its opening in May 1994. At Volunteer Chevrolet he is involved with all aspects of its daily operation. He also coordinated construction and has been the Owner of the Comfort Inn East in Knoxville, TN since 1991. In addition to these Ownerships, he is also involved in many other real estate ventures, both commercial and residential. Helton is a member of First Baptist Church in Sevierville and a lifelong resident of Sevier County. He graduated with a B.S. Degree in Business Management from Carson-Newman College in Jefferson City, TN in 1982, where he also served as the 1982 class chair for the Alumni Fund Raising program during 1993 and 1994 and has recently been elected to the CNC Board of Trustees.

         BRUCE M. JOHNSON has been the Owner and President of Smoky Mountain Food Services, Inc. since 1990, which operates two restaurants in Sevier County, Tennessee. He is also President and owner of the Alamo Steakhouse in Pigeon Forge, TN since 2000, and owner and chief manager of Alamo Steakhouse and Saloon in Gatlinburg, TN since 1999. Johnson has also been the Owner and President of Johnson Amusements, Inc. since 1991. He was formerly the General Manager of Hidden Mountain Resort, a large chalet and log cabin rental company. Johnson was a Partner in Mountain Properties, Inc., which is a developer of a townhouse project in Sevierville, Tennessee, and served as Vice President of Forte Properties, a developer and operator of 1300 rental apartments and 150,000 square feet of office space in Dade County, Florida. Johnson worked for National Building Center, a large building materials company in Florida, for 11 years. He served as Assistant General Manager and Director of purchasing. Johnson served as President of Smokey Mountain River Run from 1988-1998. Johnson works with the Pigeon Forge Lions Club and the Pigeon Forge Volunteer Fire Department on their fundraisers. He is a member of the Tennessee Restaurant Association and past Co-Chairman of the Sevier County Council of the Restaurant Association.

         CHARLIE R. JOHNSON is the Owner of Johnson, Murrell & Associates, a law firm located in Sevierville, Tennessee, since 1976. His firm is involved primarily in business law, real estate and estate administration. Johnson is an elected member of the Board of Mayor and Alderman for the City of Sevierville and previously served eight years as the Mayor of Sevierville. Johnson serves as Chairman of the Board of Water Works and Sewage Commissioners for the City of Sevierville. Johnson serves as Vice President of Sevier Title, Inc., a title escrow and closing company serving Sevier County, Tennessee. He is an Owner and Vice President of Oak Haven Resort, Inc., a log cabin rental and development company. Johnson is a member of the Walters State Community College Sevier County Campus Development Council and a member of Board of Trustees at Walters State and is a member of the Advisors of the Department of Geography at the University of Tennessee. He is a Deacon at the First Baptist Church of Sevierville, Tennessee, and is member of the Sevierville Lions Club. He graduated from Tennessee Technological University with a Degree in Political
Science and a Minor in Economics. He holds a Master's Degree in Public Administration and a Doctorate of Jurisprudence from the University of Tennessee at Knoxville.

         SAM L. LARGE has been a Promoter of the Gatlinburg Craftsmen's Fairs since 1988. Prior to that time, Large was Manager and Buyer for the Gatlinburg Craft Center and Manager of Brookside Village. Large is the Owner of S.L.L., Inc., a real estate and promotions firm, and Sam L. Large Construction. Large has an Associate Degree in Accounting and Computer Programming. He has served on the Board of Directors of the Gatlinburg Convention and Visitors Bureau and the Gatlinburg Chamber of Commerce from 1993 until 1996, and was President of both organizations in 1996.

         JEFFREY JAY MONSON has worked for TRW Fuji Valve for 23 years in various engineering and management positions in six plant locations. He was part of the start-up team for TRW's Station Plant in Greenville, North Carolina and more recently TRW's Fuji Valve Plant in Sevierville, Tennessee which was established in 1989. He has served as Manufacturing Manager and Quality Manager at the TRW Fuji Plant. Monson is a graduate of Purdue University with a Bachelor's Degree in Mechanical Engineering and served as an Officer in Purdue's Mechanical Engineering Honorary Society. He also received a Master's Degree from Purdue's Krannert School of Business Management. Monson is a member of the First Methodist Church of Sevierville and served on the Staff Parish Committee. He served as member of the United Way of Sevier County Board of Directors from 1994-2000. Monson is a member of the Leadership Sevier Class of 2002, a member of the Boy's and Girl's Club of the Smoky Mountains Board of Directors and President of the Sevier County High School Soccer Support Group.

         LINDA N. OGLE has been President of Riverside Motor Lodge, Inc. and Riverside Towers,LLC for the past 5 years. Ogle is involved in all aspects of the daily operations of her businesses and has served in numerous civic and professional capacities. She currently serves on Leadership Tomorrow Board and East TN Regional Leadership. She is a member of the Personnel Board of the Pigeon Forge United Methodist Church, a member of the Sevierville Noon Day Rotary Club, a member of the Board of Directors for the Boys & Girls Club of the Smoky Mountains, past Chairperson for the Hotel Division of the United Way Campaign, Campaign Chairperson for the new Woman's Health Center at the Fort Sanders Sevier Hospital, a member of the Leadership Sevier Class of 1998, a member of the Republican Women's Club, Secretary of Pigeon Forge Library Board, Advisory Board member of the Smoky Mountain Home for Children, Board of

Directors for Leadership Sevier and Board of Directors for the Dr. Robert F. Thomas Foundation.

         MICHAEL C. OWNBY has been President of Ownby Insurance Services, Inc., an insurance agency in Sevierville, Tennessee, since 1973. He was previously President of Rest Inn, Inc. which operated a franchised Hampton Inn Motel in Townsend, Tennessee, since 1991. Ownby is also involved in various real estate ventures in developing subdivisions and the buying and selling of commercial development properties with other partners in and around Sevier County, Tennessee. Ownby previously served on the Board of Directors of Tennessee State Bank from 1977 to 1981. He is a graduate of the University of Tennessee with a B.A. in Business Administration. He is a member of the Sevierville Rotary Club and is on the Board of Directors of the Sevier County Chapter of the Salvation Army. Ownby is a member of First Baptist Church in Sevierville, Tennessee where he has served as Sunday School Director, taught Sunday School and has served on various committees of the church. Ownby was previously a Director of the
Sevierville Chamber of Commerce; Director of the Dr. Robert F. Thomas Foundation; member of the Sevier County Kiwanis Club; member of the Sevier County Jaycees; and a member of the Commercial Lines Insurance Committee with the Insurers of Tennessee. Also Ownby is on the Board of Directors of the Insurers of Tennessee.

         JOHN M. PARKER, SR. is a native of East Tennessee and has resided in Sevier County, Tennessee for the past 30 years. He has participated in several business ventures, which have contributed to the growth in Sevier County. He was one of the Founding Partners and past President of Smoky Mountain Knife Works. Over the years, he has been very active in developing many residential subdivisions and commercial business properties in Sevier and surrounding counties. He is currently owner of Riverside Antique and Collectors Mall located on Hwy. 66 in Sevierville, Tennessee and is also the owner of several other commercial business properties in the county. Parker is married and the father of five children. He and his wife Lisa live in the Kodak, Tennessee area.

         RUTH A. REAMS has recently retired from Reams Drug Store where she assisted her husband in the operation of the family business for many years. She currently is serving as a Board Member on the Dr. Robert F. Thomas Foundation Board, a volunteer for "Relay For Life", and a recent graduate of "Leadership Sevier".

         BARBARA S. STEVENS recently retired as a Real Estate Broker, Partner and Owner of Barbara's Real Estate, L.P. in Gatlinburg, Tennessee since May 1973. She was in the real estate profession as a Broker and Developer for 26 years in Gatlinburg, and her company was the oldest, continuously owned real estate company in Gatlinburg. She is the former President of the Gatlinburg Chamber of Commerce and the Great Smoky Mountains Board of Realtors. She has received numerous awards including "Realtor of the Year" and the "Maude Gregory" awards. Stevens and her husband, Bill were instrumental in the early development of Chalet Village, a prestigious vacation home resort destination in Gatlinburg, Tennessee. She has lived in Gatlinburg, Tennessee since 1940. She has seven children, eleven grandchildren, and two great grandchildren.

         The Board of Directors recommends a vote FOR the twelve nominees described above as Directors of the Company.

ADDITIONAL EXECUTIVE OFFICERS

         Michael L. Brown, age 44, serves as Executive Vice President - Operations of the Company and the Bank. Mr. Brown has been with the Company since its inception in 2002 and with the Bank since 1998.

         Grace D. McKinzie, age 50, serves as Executive Vice President - Lending of the Company and the Bank. Ms. McKinzie has been with the Company since its inception in 2002 and with the Bank since 1998.

         There are no family relationships between any director or executive officer and any other director or executive officer of the Company.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         While the Company's Board of Directors did not hold any independent meetings during 2002, the Board of Directors of the Bank (which consists of the same individuals) held twelve meetings during the year. All directors attended at least 75% of the total number of meetings held by the Board of Directors and the committees on which such directors served during that period.

         The Company's Board of Directors does not have any standing committees. The Bank's Board of Directors has three standing committees: the Executive/Loan Committee; the Investment Committee; and the Audit Committee.

         The Executive/Loan Committee consists of Dwight Grizzell, Charlie Johnson, James E. Bookstaff, Gary R. Helton, and John Parker. The Committee functions primarily to examine and approve loans in compliance with the Bank's lending and credit policy and serves as the Bank's management group when the full Board is not in session in accordance with the limitations set forth in the Bank's By-laws. The Bank's Executive/Loan Committee met weekly during the 2002 fiscal year.

         The Investment Committee consists of Dwight Grizzell, Bruce Johnson, Sam Large, and Barbara Stevens. The Committee functions to ensure adherence to the Bank's investment policy and has the authority to approve investments by the Bank in accordance with applicable law when the full Board is not in session.

         The Audit Committee consists of Jeffrey J. Monson  (Chairman),  Michael
C. Ownby, Linda N. Ogle, and Ruth A. Reams. The Audit Committee oversees and reviews the internal and independent audit function of the Bank and the Company and reports the Committee's findings and recommendations to the Board. The Board of Directors of the Bank has adopted a written charter for the Audit Committee, which is attached hereto as Appendix A. The Composition of the Bank's Audit
                              ----------
Committee complies with the NASD rule for audit committees for small business issuers (which requires that the audit committee have at least two members and that a majority are independent directors) because the Committee has four members, all of which are independent directors under the applicable NASD rule. The Audit Committee met four times in 2002.

Audit Committee Report

         The following Audit Committee Report is provided in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC"). Pursuant to such rules and regulations, this report shall not be deemed "soliciting materials," filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

         The Bank's Audit Committee also functions as the audit committee for the Company. The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ending December 31, 2002 with the Bank's and the Company's management. The committee has also discussed with Hazlett, Lewis & Bieter, PLLC, their independent auditors, the matters required to be discussed by Statement on Auditing Standards Number 61.

         The Audit Committee has received the written disclosures and the letter from Hazlett, Lewis & Bieter, PLLC required by Independence Standards board Standard No. 1 and has discussed with Hazlett, Lewis & Bieter its independence.

         Based on the above review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company be included in the Bank's Annual Report on Form 10-KSB for the fiscal year ending December 31, 2002.

                                            The Audit Committee

                                            Jeffrey J. Monson, Chairman
                                            Michael C. Ownby
                                            Linda N. Ogle
                                            Ruth A. Reams

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Certain of the directors and executive officers of the Bank, members of their families and companies or firms with which they are associated, were customers of and had banking transactions with the Bank, in the ordinary course of business during fiscal year 2002, and such transactions are expected to continue in the future. All loans and commitments to loan included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, in the opinion of management, did not involve more than a normal risk of collectibility or present other unfavorable features. None of such loans outstanding to directors or officers of the Company, members of their families or companies or firms with which they are associated was non-performing as of December 31, 2002. Total loans outstanding to all directors and executive officers of the Bank, or affiliates of such persons (including members of the immediate families of such persons or companies in which such persons had a 10% or more beneficial interest), amounted to an aggregate of $4,505,923 at December 31, 2002.

         The Bank has retained the law firm Johnson, Murrell & Associates as its local counsel. Charlie R. Johnson, Chairman of the Company's Board of Directors, is a named partner of the firm. Pursuant to the terms of the engagement, the firm is paid $750 per month as a retainer fee for legal services.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

         The following table sets forth information with respect to all compensation paid or accrued for each of the last three fiscal years for Dwight
B. Grizzell, the Company's President and Chief Executive Officer. No other executive officer of the Company or the Bank was paid $100,000 or more in salary, bonus and directors' fees during the year ended December 31, 2002.


                                                 SUMMARY COMPENSATION TABLE
------------------------------------- -------- ---------------------------------- -------------------------------------------
                                                      Annual Compensation                   Long-Term Compensation
------------------------------------- -------- ---------------------------------- -------------------------------------------
                                                                                         Awards                Payouts
------------------------------------- -------- ---------- ---------- ------------ ---------------------- --------------------
                                                                                             Securities
                                                                        Other                  Under-
                                                                       Annual     Restricted   lying               All Other
Name &                                                                 Compen-      Stock     Options/     LTIP     Compen-
Principal Position                     Year     Salary      Bonus      sation     Award(s)      SARs     Payouts    sation
                                                  ($)        ($)         ($)         ($)        (#)        ($)        ($)
------------------------------------- -------- ---------- ---------- ------------ ---------- ----------- --------- ----------
Dwight B. Grizzell,                   2002      $135,000  $1,099     $5,400(1)    None       None        None      None
------------------------------------- -------- ---------- ---------- ------------ ---------- ----------- --------- ----------
President                             2001      $105,190  $0         $4,200(1)    None       None        None      None
------------------------------------- -------- ---------- ---------- ------------ ---------- ----------- --------- ----------
                                      2000      $103,459  $0         $4,200(1)    None       None        None      None
------------------------------------- -------- ---------- ---------- ------------ ---------- ----------- --------- ----------

(1) Represents directors' fees.

STOCK OPTION GRANTS AND RELATED INFORMATION

         There were no stock option grants to Mr. Grizzell during the fiscal year ended December 31, 2002. The following table sets forth information with respect to Mr. Grizzell concerning unexercised options held as of the end of the fiscal year. No options were exercised by Mr. Grizzell in 2002.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                             NUMBER OF SECURITIES
                             UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED IN-THE-
                                 OPTIONS AT                  MONEY OPTIONS AT
                             FISCAL YEAR-END(#)(1)           FISCAL YEAR-END (2)

------------------------                 -------------------------------------------------
NAME                       EXERCISABLE  UNEXERCISABLE   EXERCISABLE      UNEXERCISABLE
------------------------   -----------  -------------   -----------    -------------------
Dwight B. Grizzell.......     20,000       40,000         $100,000        $200,000

(1) Mr. Grizzell's stock option agreement grants him the right to purchase 5% of the Company's outstanding shares. The figure shown is based on the current number of outstanding shares and is subject to adjustment. The options vest and become exercisable in six annual installments beginning upon the Company's achievement of certain financial goals. The Company achieved these financial goals during 2002. The board of directors amended the stock option agreements whereby the initial vesting period ended December 31, 2001, for each option holder.

(2) The options have an exercise price of $10.00 per share and the fair market value of the Common Stock at the close of business on December 31, 2002, was $15 per share based on the price of the last trade of which management is aware as of such date.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

         On December 28, 2001 the Bank entered into an employment agreement with Dwight B. Grizzell. Under the terms of the agreement, Mr. Grizzell will serve as the Bank's President and Chief Executive Officer, for an initial annual base salary of $135,000. The Bank will review the base amount annually. Mr. Grizzell is entitled to participate in any employee benefit plan of the bank made available to the Bank's senior executives and its employees generally. Upon involuntary termination of the agreement (other than by death, disability, retirement, termination for cause, a change of control, or voluntary termination by Mr. Grizzell or upon an unconsented material change in duties, liquidation or dissolution of the Bank, or breach of the agreement by the Bank), Mr. Grizzell will be entitled to receive a lump sum payment equal to twelve months base salary. Upon a change in control of the Bank, Mr. Grizzell will be entitled to receive an amount equal to his annualized compensation. Additionally, he would be entitled to the continuation of some employee benefits. The agreement with Mr. Grizzell further provides that in the event of termination he will be prohibited from competing with the Bank for a period of 12 months in any city, town or county in which the Bank has a branch office.

         Pursuant to the terms of the Company's Stock Option Plan, unless otherwise provided, all outstanding options will become fully vested and exercisable in the event of a change in control or certain other corporate transactions. A "Change in control" is defined in the Plan to include, among other things, the acquisition by another person of more than twenty-five percent of the total combined voting power of the Company's outstanding Common Stock; a change in the composition of a majority of the Board of Directors within a specified period of time; a merger or consolidation in which the Company is not the surviving entity; and certain other transactions.

DIRECTOR COMPENSATION

         The Company pays each of its directors fees equal to $450 per monthly meeting, $175 for Executive Loan Committee, and $125 per other committee meeting. The Chairman receives a monthly fee equal to $1,000. There are no other arrangements pursuant to which any of the directors were compensated during 2002 for any service provided as a director.

                                 PROPOSAL NO. 2
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Hazlett, Lewis & Bieter, PLLC served as the Bank's independent public accountants for the fiscal year ended December 31, 2002, and has been reappointed by the Board of Directors to serve in that capacity for the 2003 fiscal year. The Company has been advised that no member of Hazlett, Lewis & Bieter, PLLC or any of its associates have any financial interest in the Bank. A representative of Hazlett, Lewis & Bieter, PLLC will be available at the Annual Meeting to respond to questions or make a statement on behalf of the independent public accountants.

         Although not formally required, the appointment of the independent auditors of the Bank has been directed by the Board of Directors to be submitted to the shareholders for ratification as a matter of sound corporate practice. If the shareholders do not ratify the appointment of Hazlett, Lewis & Bieter, PLLC, the appointment of the independent auditors will be reconsidered by the Board of Directors. Even if the shareholders ratify the appointment, the Board of Directors, in its sole discretion, may still direct the appointment of new independent auditors at any time during the 2003 fiscal year if the Board of Directors believes that such a change would be in the best interests of the Company.

         The following captions set forth the amounts billed by Hazlett, Lewis & Bieter, PLLC for auditing services and all other services. The Company's Board of Directors has considered whether the provision of non-audit services is compatible with maintaining auditor independence.

         Audit Fees. The aggregate fees billed by Hazlett,  Lewis & Bieter, PLLC
         -----------
for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2002, and the review of the financial statements included in the Company's Forms 10-QSB for that year were $41,000. No leased personnel were used in the audit.

         Financial  Information  Systems Design and Implementation  Fees. During
         ---------------------------------------------------------------
2002, Hazlett, Lewis & Bieter, PLLC did not perform any services with regard to financial information systems design and implementation.

         All Other Fees.  During  2002,  Hazlett,  Lewis & Bieter,  PLLC did not
         ---------------
perform any non-audit services.

         The Board of Directors recommends that the shareholders vote FOR the ratification of the appointment of Hazlett, Lewis & Bieter, PLLC as the Bank's independent public accountants.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, it is the intention of the named proxies in the accompanying proxy to vote in accordance with their judgment on such matters.

                               VOTING REQUIREMENTS

         Under law and pursuant to the bylaws of the Company, the presence, in person or by proxy, of the holders of more than fifty percent (50%) of the outstanding Common Stock entitled to vote is necessary to constitute a quorum for purposes of shareholder action. For these purposes, shares which are present or represented by proxy at the Annual Meeting will be counted in determining whether a quorum has been constituted, regardless of whether the holder of the shares or the proxy abstains from voting on any particular matter or whether a broker with discretionary authority fails to exercise its discretionary voting authority.

         With regard to Proposal No. 1, the election of directors, votes may be cast for or votes may be withheld from each nominee. Directors will be elected by a plurality of votes cast by the shares voting at the meeting. Abstentions and broker non-votes (which occur if a broker or nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to a particular item) will be treated as not having been voted and will have no effect on the outcome of the election of directors. The number of votes you may cast will be determined by multiplying the number of shares you hold by twelve, which is the number of directors to be elected. Those votes may be cumulated and cast for a single candidate or may be distributed among two or more candidates in the manner you select.

         With regard to Proposal No. 2, the ratification of independent public accountants, votes may be cast for or against the matter, or shareholders may abstain from voting on the matter. Approval of such matter requires the affirmative vote of at least a majority of the shares of Common Stock present or represented by proxy at the meeting and entitled to vote. Therefore, abstentions and broker non-votes will have the effect of votes against the approval of such matter.

         If no directions are specified in any duly signed and dated proxy card received by the Company, the shares represented by that proxy card will be counted as present for quorum purposes and will be voted by the named proxies FOR the election of the director nominees recommended by the Board of Directors, FOR the ratification of the appointment of Hazlett, Lewis & Beiter, PLLC as the Company's independent public accountants, and in accordance with the discretion of the named proxies on other matters properly brought before the Annual Meeting.

                              SHAREHOLDER PROPOSALS

         Any shareholder proposal intended to be presented at the 2004 Annual Meeting of Shareholders and to be included in the Company's proxy statement and form of proxy relating to such meeting must be received by the Bank no later than January 1, 2004. Any such proposal must comply in all respects with the rules and regulations of the SEC.

         For any proposal that is not submitted for inclusion in next year's Proxy Statement, but is instead sought to be presented directly at the Company's 2004 Annual Meeting of Shareholders, management will be able to vote proxies in its discretion if the Company: (i) receives notice of the proposal before the close of business on February 15, 2004, and advises shareholders in the 2004 Proxy Statement about the nature of the matter and how management intends to vote on such matter; or (ii) does not receive notice of the proposal prior to the close of business on February 15, 2004. Notices of intention to present proposals at the 2003 Annual Meeting should be addressed to Mountain National Bancshares, Inc., 300 E. Main Street, Sevierville, Tennessee 37862, Attention:
Bev Brosch, Corporate Secretary.

                          ANNUAL REPORT ON FORM 10-KSB

         A copy of the Company's Annual Report to Shareholders accompanies this Proxy Statement. The Annual Report includes a copy of its annual report on Form 10-KSB, including financial statements and any financial statement schedules, as filed with the SEC. Copies of exhibits to the Form 10-KSB are also available upon specific request and payment of a reasonable charge for reproduction. Such request should be directed to Mountain National Bancshares, Inc., 300 E. Main Street, Sevierville, Tennesesee 37862, Attention: Bev Brosch, Corporate Secretary. If the person requesting the Form 10-KSB was not a shareholder of record on March 24, 2003, the request must include a representation that such person was the beneficial owner of the Common Stock on that date.

                              AVAILABLE INFORMATION

         The company is subject to the informational requirements of the Exchange Act and, in accordance therewith, is required to file reports, proxy statements and other information with the SEC. Shareholders may inspect and copy such reports, proxy statements and other information at the Company's main office located at 300 E. Main Street, Sevierville, Tennessee 37862.

                                    By Order of the Board of Directors
                                    Dwight B. Grizzell
                                    President and Chief Executive Officer

Sevierville, Tennessee
April 4, 2003

                                   APPENDIX A
                                   ----------

                             AUDIT COMMITTEE CHARTER

                           STATEMENT OF RESPONSIBILITY


         The Audit Committee is appointed by the Board of Directors to assist the Board in providing oversight of Mountain National Bank's management and operations. The primary duties and responsibilities of the Examining/Audit Committee (Audit Committee) are to monitor: (i) the integrity of Mountain National Bank's financial statements, including the financial reporting process and systems of internal controls regarding finance and accounting; (ii) the compliance by Mountain National Bank with legal and regulatory requirements; and
(iii) the independence of Mountain National Bank's internal and external auditors.

         The members of the Audit Committee shall be comprised of at least three Directors, each of whom shall be independent, non-executive Directors. The Audit Committee shall meet at least one time annually, or more frequently as the Committee may determine, to review the report of the independent auditors as required in the by-laws of Mountain National Bank. The Audit Committee shall meet on a semi-annual basis, at a minimum, to review the report of the internal auditors.

         The Audit Committee shall have the authority to conduct any investigation it deems appropriate in fulfilling its responsibilities. The Audit Committee may retain special legal, accounting or other consultants to advise the Committee and may request any officer or employee of Mountain National Bank to attend a meeting of the Committee or to meet with any member of or consultants to the Committee. The Audit Committee shall make periodic reports to the Board of Directors concerning its activities.

         While the Audit Committee has the responsibilities and powers set forth in this Charter, it is the responsibility of Mountain National Bank's management to determine the internal control system of Mountain National Bank. Neither is it the duty of the Audit Committee to plan or conduct audits or to determine that Mountain National Bank's financial statements are complete, accurate and in accordance with generally accepted accounting principles.

                          DUTIES OF THE AUDIT COMMITTEE

The Audit Committee shall:

          1. Review and reassess the adequacy of this Charter annually and submit it to the Board of Directors for approval.

          2. Review the annual audited financial statements of Mountain National Bank, including any major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls. This review should include a discussion with management and independent auditors of these matters.

          3. Review an analysis prepared by management and the independent auditors of significant financial reporting issues and judgments made in connection with the preparation of Mountain National Bank's financial statements.

          4. Discuss any significant changes to Mountain National Bank's accounting principles and practices suggested or required by the independent auditors. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

          5.      Recommend to the Board of  Directors  the  appointment  of the
                  independent   auditors   and  review  the   independence   and
                  performance of the auditors.

          6. Annually approve services to be rendered by and audit and tax compliance fees to be paid to the independent auditors.

          7.      Receive  periodic   reports  from  the  independent   auditors
                  regarding the auditor's independence and discuss such reports with the independent auditors.

          8. Review the independent auditors' audit plan and evaluate the performance of the independent auditors and if circumstances warrant, approve any discharge of the independent auditors. The independent auditors are ultimately accountable to the Board of Directors and the Audit Committee.

          9. Review the results of the annual year-end audit with the independent auditors prior to filing reports containing year-end earnings and discuss any matters required to be communicated to the Audit Committee in accordance with SAS 61.

          10.     Review  the   appointment  and  replacement  of  the  internal
                  auditor.

          11. Review the plan, activities, organizational structure and qualifications of the internal audit department, as necessary.

          12. Review the significant reports to management prepared by the internal audit department and management's responses to those reports, if any.

          13. Review with Mountain National Bank's counsel, on at least an annual basis, any legal matters that could have a material impact on the financial statements and periodically report on significant litigation.

          14. Review with the independent auditors any problems or difficulties that may have been encountered and any management letter provided by the independent auditors together with Mountain National Bank's response to that letter.

          15. Perform any other activities consistent with this Charter, the Corporation's Bylaws and governing laws and regulations as the Audit Committee or the Board deems necessary or appropriate.